UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2006

ROLLINS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 888-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On September 26, 2006, Rollins, Inc. (the “Company”) received notice of a temporary suspension or “Blackout Period” on transactions in individual accounts under the Rollins, Inc. 401(k) Plan (the “Plan”) due to a change in the plan provider under the Plan scheduled to occur on November 1, 2006. The Blackout Period will begin at 4:00 pm on October 26, 2006 and end on or before a date to be determined occurring in the week of November 6, 2006. During the Blackout Period, participants in the Plan will be precluded from, among other things, directing the investment of or engaging in other transactions with respect to their existing account balance under the Plan. The Company gave notice of the Blackout Period to its executive officers and directors on October 16, 2006. A copy of that notice is filed herewith as Exhibit 99.1.

As a result of the Blackout Period under the Plan, executive officers and directors of the Company will be prohibited pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR from purchasing or selling certain shares of the Company’s common stock or certain derivative securities tied to the value of the Company’s common stock while that Blackout Period remains in effect. Except to the extent otherwise provided in Regulation BTR, the prohibition generally covers any acquisition or disposition of the Company’s common stock or related derivative securities acquired in connection with the covered individual’s service or employment with the Company.

Any questions concerning the Blackout Period or the transactions affected by the Blackout Period should be addressed to Harry Cynkus, the Company’s Chief Financial officer at the Company’s headquarters at 2170 Piedmont Road N.E., Atlanta, Georgia 30324 or by telephoning him at (404) 888-2000.

During the Blackout Period, a director or executive officer may obtain, without charge, information as to whether the Blackout Period has ended by contacting Harry Cynkus at the address noted above. In addition, during the Blackout Period and for a period of two years after the ending date of the Blackout Period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the Blackout Period by contacting Harry Cynkus at the address noted above.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements

(b)	Pro Forma Financial Information

(c)	Shell Company Transactions

(d)	Exhibits

Exhibit Number -------------------	Description --------------

99.1	Notice to Directors and Executive Officers of Rollins, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: October 16, 2006	By:	/s/Harry J. Cynkus
	Name:	Harry J. Cynkus
	Title:	Chief Financial Officer and Treasurer

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